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                                 VALIC COMPANY I
                 Supplement to Prospectus dated October 1, 2006


ASSET ALLOCATION FUND

Effective February 14, 2007, in the section titled "ABOUT VC I'S MANAGEMENT -- INVESTMENT SUB-ADVISERS -- AIG GLOBAL INVESTMENT CORP. ("AIGGIC")," with respect to the Asset Allocation Fund, delete the third paragraph and replace with the following:

         Investment decisions for the Asset Allocation Fund are made by a team including James O. Kurtz (Team Coordinator), Timothy Campion, Michael Kelly, CFA, Bryan Petermann, John Yovanovic, CFA, Tim Lindvall, CFA, Raphael Davis and Robert Vanden Assem, CFA. Mr. Kurtz joined AIGGIG with the acquisition of American General Investment Management, L.P. ("AGIM") in 2001. As a Vice President and Senior Portfolio Manager, he is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIGGIG. In addition, he provides equity derivative and passive trading support for AIGGIG's traditional and enhanced equity products. Timothy Campion joined AIGGIG in 1999. He is a Portfolio Manager responsible for enhanced index products. Michael Kelly is Managing Director and Global Head of Client Asset Allocation & Structured Equities. Mr. Kelly joined AIGGIG in 1999 as Head of U.S. Equities. In his current role, he is responsible for the development and management of AIGGIG's structured equity products worldwide and expanding AIGGIG's capabilities for institutional pension fund advisory, and retail oriented asset allocation vehicles. Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIGGIG. Mr. Petermann joined AIGGIG as a research analyst with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in October 2003. Mr. Yovanovic is Managing Director and Portfolio Manager for AIGGIG. Mr. Yovanovic joined AIGGIG with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIGGIG. Mr. Lindvall joined AIGGIG in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of Structured Products for AIGGIG. Mr. Davis is responsible for trading and portfolio management of AIG's $17 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIGGIG with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM's MBS, asset-backed securities, and money-market portfolios. Mr. Vanden Assem is Managing Director and Senior Portfolio Manager of High Grade Fixed Income for AIGGIG. Mr. Vanden Assem joined AIGGIG in 2001 and is responsible for the portfolio management of AIGGIG's high grade total rate of return portfolios, long/short portfolios and affiliated accounts.


CAPITAL CONSERVATION FUND

Effective February 14, 2007, in the section titled "ABOUT VC I'S MANAGEMENT -- INVESTMENT SUB-ADVISERS -- AIG GLOBAL INVESTMENT CORP. ("AIGGIC")," with respect to Capital Conservation Fund, delete the fourth paragraph and replace with the following:

         Investment decisions for Capital Conservation Fund are made by a team including Bryan Petermann, John Yovanovic, Tim Lindvall, Raphael Davis and Robert Vanden Assem. Please see above for biographies for Messrs. Petermann, Yovanovic, Lindvall, Davis and Vanden Assem.




DATE:    FEBRUARY 20, 2007